                                                                    Exhibit 10.2

          THIS WARRANT AND THE CLASS A COMMON STOCK OR OTHER SECURITY ISSUABLE THEREFOR HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE REGULATION OR LAW. ACCORDINGLY, NO TRANSFER OF THIS WARRANT OR ANY SHARE ISSUABLE OR ISSUED UPON EXERCISE HEREOF MAY BE MADE IN THE UNITED STATES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS AND THE TERMS HEREOF.


                            STOCK PURCHASE WARRANT

EACH HOLDER OF THIS WARRANT OR ANY SHARES, STOCK OR OTHER SECURITIES ACQUIRED UPON EXERCISE HEREOF OR ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS ENTITLED TO THE BENEFITS OF THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 1, 1995, AMONG THE COMPANY AND HOLDERS OF THE COMPANY'S 10-1/4% SENIOR SUBORDINATED SECURITIES (SERIES B) AND THE WARRANTS OR OTHER REGISTRABLE SECURITIES. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY.

          To Subscribe for and Purchase Shares of Class A
Common Stock of

                      DAIRY MART CONVENIENCE STORES, INC.

No. __                                                          PPN: 233860 2* 5

          THIS CERTIFIES that, for value received, _________ (or registered assigns) is entitled to subscribe for and purchase from Dairy Mart Convenience Store, Inc., a Delaware corporation (herein referred to as the "Company" or "Dairy Mart") at any time and from time to time, from the date hereof to 5:00 p.m. (New York City time) on December 1, 2001 (the "Expiration Time"), up to _______ duly authorized, validly issued, fully paid and non-assessable shares of Class A Common Stock ("Class A Common Shares"), par value $.01 per share, of the Company, or any shares into which such Class A Common Shares shall have been changed or any stock or other securities resulting from a reclassification thereof or change thereto (all such shares, stock or other securities which may be purchased by this, and all other, Warrants are herein referred to as the "Shares"), at the price and upon the terms and conditions and subject to adjustment, all as hereinafter set forth.

          This Warrant Certificate is one of the Class A Common Stock Purchase Warrants (the "Warrants", which term includes all Warrants issued in substitution therefor) originally issued in connection with the issue and sale by the Company of its 10-1/4% Senior Subordinated Notes

(Series B) due 2004 (the "Series B Notes") and Warrants, pursuant to several Note and Warrant Purchase Agreements, dated as of December 1, 1995, by and between the Company and certain purchasers (the "Series B Purchase Agreements"), and the amendment to the Indenture, dated as of March 3, 1994, by and among the Company, certain Guarantors (as defined in such Indenture) and Society National Bank, as original Indenture Trustee, pursuant to which the Company's 10-1/4% Senior Subordinated Notes due 2004 (the "Series A Notes") were issued. On the date of initial issuance of the Warrants (the "Issue Date"), Warrants to purchase 1,215,000 Shares were issued to the purchasers under the Series B Purchase Agreements. The Company also agreed to issue Warrants to purchase 500,000 shares to holders of the Series A Notes.

          The Company represents that all Shares to which the holders of Warrants shall be entitled upon exercise thereof (i) are duly authorized by the Restated Certificate of Incorporation of the Company, in accordance with the laws of the State of Delaware, (ii) have been duly authorized to be issued upon the exercise of the Warrants from time to time, in whole or in part, (iii) will be, when issued in accordance with the terms of the Warrants, duly authorized, validly issued and fully paid and nonassessable and free and clear of all taxes, liens, fees, charges and preemptive rights (other than taxes, liens, fees, charges and rights of others claiming by, and through, the holder hereof) and (iv) will not at the time of such exercise be subject to any restrictions on transfer or sale except as provided by applicable laws.

          1.  Exercise of Warrants.  (a)  The rights represented by this Warrant
              --------------------
may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, with the purchase form attached hereto (or reasonable facsimile thereof) duly executed, at the principal office of the Company at One Vision Drive, Enfield, Connecticut 06082 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company at any time during the period within which the rights represented by this Warrant may be exercised or, if such exercise is in connection with an underwritten public offering of Shares subject to this Warrant, at the location at which the underwriting agreement requires that such Shares be delivered) and upon payment as provided in Section 1(b) below. The Company agrees that the Shares so purchased shall be and will be deemed to be issued to the holder hereof as the record owner of such Shares immediately prior to the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares as aforesaid (except that if such exercise is in connection with an underwritten public offering of Shares subject to this Warrant, then such exercise shall be deemed to have been effected upon such surrender of this Warrant). On each day that an exercise of this Warrant is deemed effected, the person or persons in whose name or names any certificate or certificates of Shares are issuable upon such exercise shall be deemed to have become the holder or holders of record of such Shares. Certificates for the Shares so purchased shall be delivered, at the Company's expense (including, without limitation, the payment by the Company of any applicable issue, stamp or other taxes), to the holder hereof as promptly as practicable thereafter, but in each case within five (5) days, after the rights represented by this Warrant shall have been exercised (unless such exercise shall be in connection with a public offering of Shares subject to this Warrant, in which event concurrently with such exercise) and, in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number (which may be fractional) of Shares (without giving effect to any adjustment therein) equal to the Shares with respect to which this Warrant shall not then have been exercised shall also be issued to the holder within such time. Certificates for fractional Shares will not be issued.

          (b) Payment of the warrant purchase price for the Shares purchased upon the exercise of this Warrant shall be made in full (i) by wire transfer, cash, check, or money order, payable in United States currency to the order of Company, (ii) by delivering to the Company the Company's Subordinated Notes (as hereinafter defined), such notes to be valued including 100% of principal amount plus accrued and unpaid interest,
(iii), to the extent permitted by the Amended and Restated Indenture dated December 1, 1995 relating to the Series B Notes and the Credit Agreement dated as of February 25, 1994 among the Company, Fleet Bank, National Association and Society National Bank, as amended, by authorizing the Company to withhold from such issuance of Shares a number of Shares determined by dividing the warrant purchase price by the Closing Class A Common Stock Price (as hereinafter defined) on the date immediately preceding the date of the exercise or (iv) by any combination of the foregoing. For the purposes hereof, the Company's Subordinated Notes shall mean the Series A Notes or the Series B Notes.

          (c) The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder thereof or of any Shares issued upon any exercise, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any registration rights relating to such Shares pursuant to the Registration Rights Agreement) to which such holder shall continue to be entitled under this Warrant and the Registration Rights Agreement; provided that, if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

          2.  Transferability of Warrant.  Subject to compliance with Section 4,
              --------------------------
if applicable, this Warrant is transferable on the books of the Company at its office described above by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the assignment form attached hereto duly executed. Upon the surrender of this Warrant to the Company in proper form for transfer, as required hereby, the Company shall issue a new Warrant or new Warrants in the same form and of like tenor as this Warrant representing the right to subscribe for and purchase, in the aggregate, the number of Shares which may be, from time to time, subscribed for and purchased hereunder and, individually, the number of Shares the right to purchase which has been so transferred to each transferee and which has been retained by the transferor, if any.

          3.  Covenants of the Company. The Company hereby covenants and agrees
              ------------------------
as follows:

          (a) All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, (i) be validly issued, fully paid and nonassessable, (ii) be free from any and all taxes, liens, preemption and other rights of others, and charges with respect to the issue thereof (other than transfer taxes, if any, in respect of any transfer occurring contemporaneously with such issue) and (iii) not be, at the time of such exercise, subject to any restrictions on transfer or sale except as provided in
Section 4 hereof.

          (b) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

          (c) The Company will pay all stamp taxes attributable to the initial issuance of Shares issuable upon the exercise of this Warrant; provided,
                                                               --------
however, that the Company shall not be required to pay any tax or taxes which
-------
may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares or other securities in a name other than that of the registered holder of this Warrant in respect of which such Shares or securities are issued.

          (d) The Company will not, by way of amendment of its Restated Certificate of Incorporation, through any consolidation, mergers, reorganization, transfer of assets, distribution, issuance or sale of securities or any other voluntary action or omission avoid or seek to avoid the observance of any of the terms of this Warrant, but will at all times in good faith observe and perform all such terms and take all such action (or refrain from taking such action) as appropriate in order protect the rights of the holder of this Warrant against dilution or other impairment.

          4.  Restrictions.  The holder acknowledges that this Warrant and the
              ------------
Shares acquired upon exercise of the Warrant will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"), will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly, may be required to be held for an indefinite period of time. The holder agrees that this Warrant may contain the following legend on the face thereof:

          THIS WARRANT AND THE CLASS A COMMON STOCK OR OTHER SECURITY ISSUABLE THEREFOR HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE REGULATION OR LAW. ACCORDINGLY, NO TRANSFER OF THIS WARRANT OR ANY SHARE ISSUABLE OR ISSUED UPON EXERCISE HEREOF MAY BE MADE IN THE UNITED STATES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS AND THE TERMS HEREOF.

The holder also agrees that the Shares issued pursuant hereto may contain the following legend on the face thereof:

     THIS SECURITY HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND EACH HOLDER OF THIS SECURITY BY ACCEPTANCE OF THIS SECURITY AGREES THAT THIS SECURITY SHALL NOT BE TRANSFERRED IN VIOLATION OF SAID ACT OR SUCH OTHER REGULATION OR LAW.

          Each holder of a Warrant by acceptance thereof agrees that it will not sell or otherwise dispose of any Warrants or Shares unless such Warrants or Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act.

          Prior to any transfer of any Warrants or Shares which are not registered under an effective registration statement under the Securities Act (either of the foregoing a "Restricted Security"), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall contain a description of the manner and circumstances of the proposed transfer in sufficient detail, and shall contain an undertaking by the holder giving such notice to furnish such other information as the Company may require, to enable counsel to the Company to render the opinion referred to below. The Company will promptly submit a copy of such notice to its counsel, and the following provisions shall then apply:

          (x) If in the opinion of such counsel the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company shall, as promptly as practicable, so notify the holder of such Restricted Securities and such holder shall thereupon be entitled, subject to the other provisions of this Warrant and the Registration

     Rights Agreement, to transfer such Restricted Securities in accordance with the terms of the notice delivered to the Company.

          (y) If such counsel is unable to conclude that the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act (such view to be expressed in writing in a letter stating the legal or factual basis of the conclusions reached therein), the Company will, as promptly as practicable, so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Restricted Securities until the provisions of this Section 4 have otherwise been complied with.

Notwithstanding the provisions of this Section 4, any holder of Restricted Securities shall be permitted, subject to the other provisions of this Warrant and compliance with applicable law, to transfer any of such Restricted Securities to a limited number of institutional investors, provided that each
                                                           --------
such investor either (a) represents in writing that it is an institutional accredited investor (as defined in Rule 501(A)(1), (2), (3) or (7) under the Securities Act) acquiring such Restricted Securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee) and that it will comply with the limitations on resale imposed hereby, or (b) is an institutional investor to whom such Restricted Securities may be transferred pursuant to a rule or regulation of the Securities and Exchange Commission (or any governmental agency exercising like authority) permitting resales of securities to a limited class of institutional investors; and provided, further, that such holder notify the Company following such sale
    --------  -------
of the transfer.

          The Company shall pay the costs and expenses of any counsel described above.

          The restrictions imposed by this Section 4 upon the transferability of Restricted Securities are not applicable as to any particular Restricted Securities (X) when, in the opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act, (Y) when such Restricted Securities shall have been effectively registered under the Securities Act (including, without limitation, pursuant to the Registration Rights Agreement), or (Z) when such Restricted Securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holders thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any) new certificates representing such Restricted Securities of like tenor but not bearing the legend otherwise required by this Section 4.

          5.   Warrant Purchase Price; Adjustments.  The above provisions are,
               -----------------------------------
however, subject to the following:

          (a) The term "basic warrant purchase price" shall mean $6.95 (the "Initial Exercise Price"); provided, however, that on the first anniversary of
                           --------  -------
the date hereof, the "basic warrant purchase price" will be reset to the lower of (i) the Initial Exercise Price as the same should have been adjusted in accordance with the provisions of this Section 5 or otherwise, if applicable, and (ii) 110% of the average Closing Class A Common Stock Price (as hereinafter defined) during the 30 trading days immediately preceding the first anniversary of the date hereof.

          (b) For purposes hereof, "Closing Class A Common Stock Price" shall mean as of any given date (i) the last reported sales price of Class A Common Stock on the National Market System of NASDAQ, or any similar system of automated quotation of securities prices then in common use, if so quoted for such date, or (ii) if not so quoted as described in clause (i) for any such date, the mean of the high and the low bid quotations for the Class A Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for such class of stock on at least five of the ten trading days preceding the day in question, or (iii) if not so quoted as described in clauses (i) and (ii) above, for any such date if the Class A Common Stock is not listed or admitted for trading on any national securities exchange, the closing bid price of Class A Common Stock on the principal securities exchange on which such class of stock is listed. If none of the conditions set forth in the preceding sentence is met, the closing bid quotation of Class A Common Stock on any day or the average of such closing prices for any period shall be the fair market value of the Class A Common Stock as determined by a member firm of the New York Stock Exchange, Inc. of nationally recognized stature selected by the Company.

          (c)  The basic warrant purchase price shall be subject to adjustment
from time to time as hereinafter provided.   The term "warrant purchase price"
shall mean, unless and until any such adjustment shall occur, the basic warrant purchase price and, after any such adjustment, the warrant purchase price resulting from such adjustment.

          (d) Upon each adjustment of the warrant purchase price, other than pursuant to Section 5(f) hereof, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of Shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment. The holder of this Warrant on the Issue Date shall be initially entitled to purchase _______ Shares at the Initial Exercise Price.

          (e) If and whenever the Company shall at any time and from time to time issue, sell or grant any of its shares or other securities representing (i) Class A Common Stock, as currently constituted on the date hereof, (ii) Class B Common Stock, par value $.01 per share, as constituted on the date hereof, (iii) any stock into which the foregoing stock in clauses (i) or (ii) shall have been changed or any stock resulting from any reclassification of such stock, and (iv) all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitations as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference (the stock referred to in the foregoing clauses (i) through (iv) being hereinafter referred to as "Common Shares") (except for (x) Common Shares issued in an aggregate amount no greater than the aggregate number of shares issuable pursuant to options or other rights to acquire Common Shares outstanding as of the date hereof and on the terms of such options or other rights as in effect on the date hereof or (y) Common Shares sold, issued or granted either directly or upon the exercise of options or other rights granted after the date hereof to the Company's employees or directors pursuant to any employee or director plan adopted by the Board of Directors of the Company up to a maximum during fiscal year 1996 of options to purchase and/or grants of restricted shares of Class A Common Stock not to exceed 200,000 shares of Class A Common Stock, such options to have an exercise price equal to the Closing Class A Common Stock Price at the date of issuance and to vest ratably over a period of four years and such grants of restricted Class A Common Stock not to exceed 100,000 shares, and, during any subsequent fiscal year, options to purchase or grants of Class A Common Stock not in excess of 90,000 shares of Class A Common Stock, all such grants not to exceed 650,000 shares of Class A Common Stock in the aggregate (collectively, "Plan Shares")), without consideration or for a consideration per share less than the "Base Price" which is, on any date specified herein, the greater of the market price on that date and the warrant purchase price in effect immediately prior to the time of such issue, sale or grant, then, and in each such case, concurrent with such issue, sale or grant, the warrant purchase price shall be reduced to a price (calculated to the nearest .001) determined by multiplying the warrant purchase price by a fraction (i) the numerator of which is an amount equal to the sum of
(A) the number of Common

Shares outstanding immediately prior to such issue, sale or grant plus (B) the number of Common Shares that the aggregate consideration, if any, received by the Company upon such issue or sale (computed in accordance with Section 5(e)(vi) below) would purchase at the warrant purchase price then in effect, and
(ii) the denominator of which is the total number of Common Shares outstanding immediately after such issue or sale. No adjustment of the warrant purchase price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more. For purposes of this Section 5(e), the following provisions (i) to (viii), inclusive, shall also be applicable:

               (i) If at any time the Company in any manner shall issue, sell or grant, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any rights to subscribe for or to purchase, or any options for the purchase of, its Common Shares (other than Plan Shares) or any rights to subscribe for or to purchase, or any options for the purchase of, any shares or other securities convertible or exchangeable for Common Shares (other than Plan Shares) (such convertible or exchangeable shares or securities being herein referred to as "Convertible Securities"), whether or not such rights or options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Shares are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (2) the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Base Price in effect on the date of and immediately prior to the time of the issuance, sale or granting of such rights or options, or the date such record date is fixed, then the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share as additional Common Shares, as of the time of such issue, sale or grant, or in case such a record date shall have been fixed, as of the close of business on such record date, and the warrant purchase price shall be adjusted as set forth in Section 5(e). No further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities, except as otherwise provided in (iii) below.

               (ii) If at any time the Company in any manner, other than as specified in (i) above, shall issue, sell or grant, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any rights to subscribe for or to purchase, or any options for the purchase of any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Base Price in effect on the date of and immediately prior to the time of such issue, sale or grant, or fixing of such record date, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share as additional Common Shares, as of the time of such issue, sale or grant, or in case such a record date shall have been fixed as of the close of business on such record date, and the warrant purchase price shall be adjusted as set forth in Section 5(e); provided, however, that, except as
                                       --------  -------
otherwise specified in (iii) below, (A) no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities, and (B) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the warrant purchase price have been or are to be made pursuant to other provisions of this Section 5(e), no further adjustment of the warrant purchase price shall be made by reason of such issue or sale.

               (iii) If at any time there shall be a change (other than under or by reason of provisions designed to protect against dilution) of the purchase price provided for in any rights or options referred to in (i) above, or of the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in (i) or (ii) above or of the rate at which any Convertible Securities referred to in (i) or (ii) above are convertible into or exchangeable for Common Shares, then upon the happening of any such event the warrant purchase price in effect at the time of such event shall forthwith be readjusted to the warrant purchase price which would have been in effect at such time had such rights, options or Convertible Securities outstanding at the time of such event been initially adjusted as provided in (i) or (ii) above, whichever was applicable, except that the purchase price provided for in any such rights or options, the minimum aggregate amount of additional consideration payable and the total maximum number of Common Shares issuable shall be determined after giving effect to such event (and any prior event or events); and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be increased to the warrant purchase price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities never been issued, and the Common Shares issuable thereunder shall no longer be deemed to be outstanding;

provided, however, that no such increase in the warrant purchase price shall be
--------  -------
made in an amount in excess of the amount of the adjustment thereof initially made in respect of the granting of such rights or options or the issue or sale of such Convertible Securities. If the purchase price provided for in any such right or option referred to in (i) above or the rate at which any Convertible Securities referred to in (i) or (ii) above are convertible into or exchangeable for Common Shares shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the warrant purchase price then in effect hereunder shall forthwith be decreased to such amount as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the Common Shares delivered as aforesaid.

               (iv) If at any time the Company shall declare, pay or make, as applicable, any dividend or other distribution upon any shares of the Company capital stock payable in Common Shares or Convertible Securities or options, rights or warrants to purchase Common Shares or Convertible Securities, any Common Shares or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to be additional Common Shares issued or sold without consideration and the warrant purchase price will be adjusted as set forth in this Section.

               (v) If at any time the Company shall issue any rights or options to purchase any of its Common Shares or Convertible Securities in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to the rights or options, such rights or options shall be deemed to be additional Common Shares issued without consideration and the warrant purchase price will be adjusted as set forth in this Section 5.

               (vi) If any Common Shares or Convertible Securities or any rights or options to purchase any such Common Shares or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any commissions or concessions paid or allowed by the Company to underwriters or others performing similar services in connection therewith. If any Common Shares or Convertible Securities or any rights or options to purchase any such

Common Shares or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of such consideration received by the Company shall be deemed to be the lesser of (A) the fair market value on the issue date of the securities so issued by the Company, without deduction of any expenses incurred by the Company in connection therewith, or (B) the fair value of such consideration as determined in good faith by the Board of Directors of the Company without deduction of any such expenses. In the event of any merger or consolidation of the Company with any other corporation or in the event of any sale of all or substantially all of the assets of the Company for shares of capital stock or other securities of any other corporation, the Company shall be deemed to have issued a number of Common Shares for shares of capital stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and the consideration received for such issuance shall be equal to the fair market value on the date of such transaction of such shares of capital stock or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of Common Shares issuable upon exercise of the Warrants immediately prior to such merger, conversion or sale shall, for purposes of Section 5(h), be made after giving effect to such adjustment of the warrant purchase price.

               (vii) If at any time the Company shall fix a record dated for the determination of the holders of its Common Shares entitled (A) to receive a dividend or other distribution payable in Common Shares, Convertible Securities or options, rights or warrants to purchase Common Shares or Convertible Securities, or (B) to subscribe for or purchase Common Shares, or Convertible Securities or options, rights or warrants to purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (viii) The number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Shares for the purposes of this Section 5(e).

          (f) If at any time the Company shall declare or pay any dividend or declare or make any other distribution in respect of any of its Common Shares, other than a cash dividend payable in cash out of earnings or earned surplus and determined by the Board of Directors of the Company to be part of a regular, periodic dividend program and otherwise than Common Shares or Convertible Securities, the warrant purchase price in effect immediately prior to the record date for such distribution shall be reduced by an amount equal, in the case of a distribution in cash, by the amount thereof payable per share of Common Shares or, in the case of any other distribution, by the fair value thereof per share of Common Share as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive. For the purposes of the foregoing, a dividend in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the record date selected for the purpose of such distribution.

          (g) If at any time the Company subdivides its outstanding Shares into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if at any time the outstanding Shares of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

          (h) Upon any capital reorganization or reclassification of the shares of capital stock of the Company, or any merger or consolidation of the Company with another corporation or any sale of all or substantially all of the Company's assets to another corporation, then, as a condition of such reorganization, reclassification, merger, consolidation or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of Shares of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of shares of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions of this Section 5 shall thereafter be applicable, as nearly as may be, to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such merger, consolidation or sale unless (i) prior to or simultaneously with the consummation thereof the successor corporation resulting from such merger or consolidation or the corporation purchasing such assets shall assume, by written instrument reasonably satisfactory to the holder thereof (a copy of which shall be mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company), the obligation to deliver to such holder such shares of capital stock, securities or assets as such holder may be entitled, in accordance with the foregoing provisions, to purchase upon the exercise of this Warrant and (ii) immediately after the date of consummation of such transaction the successor corporation or other party delivering securities as to which the holder may be entitled to purchase upon exercise of this Warrant, is required to file reports with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act and such securities are listed or admitted to trading on a national securities exchange or on the NASDAQ National Market. Nothing herein is intended to permit any merger, consolidation, sale or transaction not otherwise permitted by the Indenture (as amended and restated on the date hereof).

          (i) Upon each adjustment or readjustment of the warrant purchase price or in the nature of the Shares, securities or other property receivable upon the exercise of this Warrant, the Company promptly shall prepare and mail, by first class mail, postage prepaid, to the registered holder of this Warrant, at such holder's last address appearing on the books of the Company, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Company for any additional Common Shares issued or sold or deemed to have been issued or sold, (ii) the number of Common Shares outstanding or deemed to be outstanding, (iii) the warrant purchase price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by this Section 5) on account thereof and
(iv) the kind and amount of shares of capital stock, securities or other property thereafter to be received upon the exercise of this Warrant. Upon the written request at any time of the holder of this Warrant, the Company will furnish to such holder a like certificate setting forth the warrant purchase price at the time in effect and showing how it was calculated.

          (j) If the Company shall at any time after the date hereof purchase, redeem or otherwise acquire any shares of Class B Common Stock, par value $.01 per share, of the Company at an aggregate consideration that is greater than the average Closing Class A Common Stock Price (as referred to in Section 5(b) hereof) during the 30 trading days immediately preceding the date of such purchase, redemption or other acquisition of the Class B Common Stock, the warrant purchase price then in effect will be reduced by an amount determined by multiplying the warrant purchase price by a fraction the
(I) numerator of which is (a) an amount equal to the sum of (A) the number of Shares outstanding immediately prior to such purchase, redemption or acquisition plus (b) the number of Shares that would be purchasable, at the warrant purchase price, using the amount equal to the difference between the aggregate consideration received by Class B Common Stock holders and the market price for an equal number of Shares, and (II) the denominator of which shall be the total number of Shares outstanding immediately after such purchase or acquisition.

          (k) In case the Company shall take any action affecting the Shares, other than actions described in this Section 5, which in the opinion of a majority of the Company's non-employee directors would have a material and adverse effect on the rights of the holder of this Warrant (including, without limitation, with respect to the warrant purchase price and/or the number and/or kind of Shares purchasable upon exercise of this Warrant) then in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing which shall give its opinion on the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 5, necessary to preserve, without dilution, the purchase rights represented by this Warrant.

          (l)  No Dilution or Impairment.  The Company will not, by amendment of
               -------------------------
its Restated Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and, if the warrant purchase price in effect at any time shall be reduced to such par value, the Company will promptly cause the par value of such shares to be reduced to $0.01 below such warrant purchase price, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the warrant purchase price if the total number of shares (or Convertible Securities) issuable after the action upon the exercise of all of the Warrants would exceed to total number of shares (or Convertible Securities) then authorized by the Company's Restated Certificate of Incorporation and available for the purpose of issue upon such exercise, and (d) will not issue any capital stock of any class which as the right to more than one vote per share or which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless such stock is sold for a cash consideration at least equal to the amount of its preference upon voluntary or involuntary dissolution, liquidation or winding-up and the rights of the holders thereof shall be limited to a fixed percentage (not exceeding 15%) of such cash consideration in respect of participation in dividends.

          6.   Notices to Holders of Warrants.  If at any time:
               ------------------------------

          (a) the Company shall pay any dividend payable in shares upon its Shares or make any distribution (other than cash dividends paid at an established annual or quarterly rate) to the holders of its Shares; or

          (b)  the Company shall offer for subscription pro rata to the holders
                                                        --- ----
of its Shares any additional shares of stock of any class or other rights; or

          (c) there shall be any capital reorganization, or reclassification of the shares of the Company, or merger or consolidation of the Company with, or sale of all or substantially all of its assets to, another corporation; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record date shall be selected for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify, (i) in the case of any such dividend distribution or subscription rights, the date on which the holders of Shares shall be entitled thereto, and
(ii) the date on which the holders of Shares shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be sufficiently given if addressed to the holder hereof at the last address of such holder appearing on the books of the Company and (i) personally delivered, (ii) sent by telex provided that "answer-back" confirmation is received by the Company or
(iii) sent by registered or certified mail, postage prepaid, return receipt requested.

          7.   No Fractional Shares.  Upon the exercise of this Warrant, whether
               --------------------
in whole or in part, Company shall not be required to issue any fractional Shares or scrip certificates evidencing any fractional interest in Shares. In any case where, pursuant to the terms of this Warrant, the holder hereof would be entitled, except for the provisions of this Section 7, to receive a fractional Share, the number of Shares issuable upon such exercise shall be rounded to the next larger whole Share.

          8.   Governing Law.  This Warrant shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          9.   Authorized Shares.  As a condition precedent to the taking of any
               -----------------
action which would require an adjustment pursuant to Section 5 of this Warrant, the Company shall take all action necessary and appropriate so that the Company has unissued and reserved in its authorized capital stock and may validly and legally issue as fully paid and non-assessable, free and clear of all taxes, charges, liens, preemptive and other rights, all of the

Shares which the holder of this Warrant is entitled to receive on the full exercise hereof.

          10.  Exchange of Warrant.  This Warrant is exchangeable, upon the
               -------------------
surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 1 hereof, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such number of Shares as shall be designated by such holder hereof at the time of such surrender.

          11.  Mutilated or Missing Warrants.  Upon receipt of evidence
               -----------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the holder hereof a new warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder.

          12.  Notice of Expiration.  No later than 50 days and no earlier than
               --------------------
80 days before the expiration of the

Warrants, the Company shall send to the registered holders a notice setting forth the expiration date of the Warrants.

          IN WITNESS WHEREOF, Dairy Mart Convenience Stores, Inc. has caused this Warrant to be signed by its duly authorized officer, and this Warrant to be dated, December 1, 1995.

                                        DAIRY MART CONVENIENCE STORES, INC.


                                        By: /s/ Gregory Wozniak
                                            ---------------------------------
                                            Gregory Wozniak
                                            Vice President

                                 PURCHASE FORM

(To be signed only upon Exercise of this Warrant)

          The undersigned hereby exercises the within Warrant for the purchase of Shares (as defined in the Warrant) covered by such Warrant and in accordance with the terms and conditions thereof, and herewith makes payment of the exercise price in full.

          The Company is instructed to issue certificates for such Shares and any new Warrant to which the undersigned may be entitled on partial exercise hereof in the name of the undersigned and to deliver the same at the address indicated.

                                        _______________________________
                                        TYPE OF SHARES


                                        _______________________________
                                        NAME


                                        _______________________________
                                        STREET AND NUMBER


                                        _______________________________
                                        CITY AND STATE


                                        _______________________________
                                        PURCHASER'S SIGNATURE
                                        Signature must conform exactly with
                                        the name of the registered owner on
                                        the front of this Warrant.

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________ the rights represented by the foregoing Warrant of Dairy Mart Convenience Stores, Inc. and appoints ______________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.



                                   _________________________________

Dated:

In the presence of


__________________________